UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (A) of the Securities
                     Exchange Act of 1934 (Amendment No.   )


Filed by registrant      [X]
Filed by a party other than the registrant      [ ]


Check the appropriate box:
[ ]      Preliminary proxy statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to or sec. 240. 14a-12


                          VALLEY FORGE SCIENTIFIC CORP.
                -------------------------------------------------
                (Named of Registrant as Specified in its Charter)


                          VALLEY FORGE SCIENTIFIC CORP.
    -------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)


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

                          VALLEY FORGE SCIENTIFIC CORP.
                               136 Green Tree Road
                            Oaks, Pennsylvania 19456

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held Wednesday, March 12, 2003
                    ----------------------------------------

To the Stockholders of
Valley Forge Scientific Corp.:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Valley Forge Scientific Corp. (the "Company") will be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on Wednesday, March 12, 2003 at 10:30 a.m. local time, for the following purposes:

         1. To elect five directors to hold office until the Annual Meeting of Stockholders in 2004 and until their respective successors are duly elected and qualified; and

         2. To consider and act upon any other matter which may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors of the Company is presently unaware of any other business to be presented to a vote of stockholders at the Annual Meeting.

         The Board of Directors has fixed the close of business on January 28, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of the Company's common stock, no par value, at the close of business on that date are entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. You are requested to complete and sign the enclosed form of proxy and mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                       By Order of the Board of Directors,


                                       /s/ BONNIE RITCHIE
                                       -----------------------------------------
                                       BONNIE RITCHIE,
Oaks, Pennsylvania                     Secretary
January 31, 2003

                                    IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY.

                          VALLEY FORGE SCIENTIFIC CORP.
                               136 Green Tree Road
                            Oaks, Pennsylvania 19456

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 12, 2003

                                                                January 31, 2003

GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Valley Forge Scientific Corp., a Pennsylvania corporation (the "Company"), in connection with the Company's Annual Meeting of Stockholders (the "Annual Meeting"), which is scheduled to be held at 10:30 a.m., local time, on Wednesday, March 12, 2003, at the Hampton Inn, Route 422 and Egypt Road, Oaks, Pennsylvania, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to vote upon (i) the election of five directors of the Company; and (ii) any other matters properly brought before the Annual Meeting.

VOTING

         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about February 10, 2003. The Board of Directors has fixed the close of business on January 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, no par value, (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,004,712 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHOLD FROM each nominee. Votes cast FOR the nominees will count as "yes votes"; votes that are WITHHOLD FROM the nominees will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

         STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT. IT IS NOT

ANTICIPATED THAT ANY MATTER OTHER THAN THAT SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE NOMINEES.

         A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

         The Company's 2002 Annual Report, including the Company's audited financial statements for the fiscal year ended September 30, 2002, is being mailed to stockholders concurrently with this Proxy Statement.


                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, the stockholders will elect five directors to hold office until the Annual Meeting of Stockholders in 2004, and until their respective successors are duly elected and qualified.

         The Company's by-laws provide that the Board of Directors shall consist of not fewer than three members. The Board of Directors has fixed the number of directors at five. Jerry L. Malis, Leonard I. Malis, Bruce A. Murray, Robert H. Dick, and Louis Uchitel, who have each been nominated for election as a director by the Board of Directors, are the Company's current directors. All directors hold office until the next annual meeting of stockholders, or until their successors are elected and qualified.

         It is the intention of the persons named in the accompanying proxy to vote, unless otherwise instructed, "FOR" the election as directors of the five nominees named above. All nominees have expressed their willingness to serve as directors. If any of the nominees should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the person in the proxy in accordance with their judgment.

INFORMATION REGARDING NOMINEES AND DIRECTORS

         Set forth below is certain information with respect to the five nominees for election as directors at the Annual Meeting based on information furnished to the Company by each director. The following information is as of January 15, 2003, unless otherwise specified.

                                                                        Director
Name                 Age     Position(s)                                  Since
----                 ---     -----------                                  -----
Jerry L. Malis       70      Chairman of the Board, Chief Executive       1980
                             Officer and President
Leonard I. Malis     83      Director                                     1989
Bruce A. Murray      66      Director                                     1992
Robert  H. Dick      59      Director                                     1997
Louis Uchitel        77      Director                                     2001

         Jerry L. Malis, has served as Chief Executive Officer, President or Vice-President and a Director of the Company since its inception in March 1980. As of June 30, 1989, Mr. Malis was elected as Chairman of the Board of the Company. He has published over fifty articles in the biological science, electronics and engineering fields, and has been issued twelve United States patents. Mr. Malis coordinates and supervises the development, engineering and manufacturing of the Company's products and is in charge of the daily business operations of the Company. He devotes substantially all his business time to the business of the Company.

         Leonard I. Malis, M.D., a consultant to the Company since its inception in March 1980, has been a director since June 30, 1989. Dr. Malis was Professor and Chairman of the Department of Neurosurgery at Mount Sinai School of Medicine, New York, New York, from 1971 until 1993, and is currently Professor and Chairman Emeritus of the Department of Neurosurgery. Dr. Malis designed and built the first commercial bipolar coagulator in 1955, and his original units were the standard in neurosurgery for many years. Dr. Malis has been issued five United States patents and has designed and trademarked over one hundred instruments. He has published over one hundred articles in medical journals and reviews and is the author of a textbook on neurosurgery.

         Bruce A. Murray, a member of the audit committee and chairman of the compensation committee, has been a director of the Company since October 14, 1992. He was a Managing Member of The Change Management Group, LLC, a management consulting company, and was a Principal of Adair & Murray Associates, Inc., a management consulting company. Mr. Murray has held positions within the Pfizer Hospital Products Group, as Director of Engineering-Surgical Products, Corporate Vice President - Research and Development, and Senior Vice President and Business Manager - Surgical Products. He has also held senior management positions with Valleylab, Inc., Picker Corporation Electronics Division, Ball Brothers Research Corporation and IIT Research Institute. Mr. Murray received both his B.S. in Engineering and his M.B.A. from the Illinois Institute of Technology.

         Robert H. Dick, a member of the audit committee and the compensation committee, has been a director of the Company since 1997. He is the principal of R.H. Dick & Company, Inc., an investment banking firm. From April 1996 to 1998, he was a partner in Boles & Company, an investment banking firm. He was President, CEO and CFO of two Boles & Company clients: BioMagnetic Therapy Systems, Inc. (from September 1995 to April 1996) and Pharmx, Inc. (from May 1994 to May 1995). From April 1987 to May 1994, Mr. Dick served as Vice President-International for Codman & Shurtleff, Inc., a Johnson & Johnson subsidiary, where he was responsible for new business development and sales and marketing in non-U.S. markets. Mr. Dick has also held other business development and sales and marketing positions with Codman & Shurtleff, Inc., and product management positions with USCI Surgical Products, a division of C.R. Bard.

         Louis Uchitel, chairman of the audit committee and a member of the compensation committee, was appointed as a director of the Company in June 2001. He is a certified public accountant and the Secretary and Treasurer of Quaker State Environmental Equipment, Inc., a lessor of solid waste equipment. Mr. Uchitel was formerly the Executive Vice President and Chief Financial Officer of Accurate Industries, Inc.

         Jerry L. Malis and Dr. Leonard I. Malis are brothers. The executive officers are elected annually by the Board of Directors and shall continue to serve until their successors are elected and qualified.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company held five meetings during the fiscal year ended September 30, 2002. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and committees of which he is a member which were held during the period he was a director or committee member.

         The Company has standing Audit and Compensation Committees. During the 2002 fiscal year, the members of the Audit Committee consisted of Messrs. Uchitel (as Chairman), Murray and Dick. Each of the members of the Audit Committee is independent as defined in the National Association of Securities Dealer's listing standards. The Audit Committee reviews the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls. The Audit Committee has a written charter adopted by the Board of Directors, which charter was attached as an exhibit to the fiscal year 2000 proxy statement. During the fiscal year ended September 30, 2002, the Audit Committee held seven meetings. The Audit Committee's report on the Company's audited financial statements for the fiscal year ended September 30, 2002 appears elsewhere in this Proxy Statement.

         The members of the Compensation Committee are Messrs. Murray (as Chairman), Dick and Uchitel. The Compensation Committee reviews and approves the Company's executive compensation and benefit policies and administers the Company's 2001 Stock Plan. During the fiscal year ended September 30, 2002, the Compensation Committee held one meeting. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

DIRECTORS' COMPENSATION

         Directors have not received any cash compensation for their services as members of the Board of Directors, but Directors are entitled to reimbursement for expenses incurred in connection with their attendance at meetings.

         Non-Employee Directors' Stock Option Plan. The Company has adopted the 2000 Non-Employee Directors' Stock Option Plan which provides that each Director of the Company, who is neither an employee of the Company or an immediate family member of an officer of the Company, will be granted options to purchase 10,000 shares of the Company's Common Stock each year he is elected, appointed, or re-elected as a Board member. Each non-employee Director of the Company who served in such position on December 12, 2000, the effective date of this plan, received a grant of options as of that date. The exercise price of options granted under this plan is equal to the fair market value of the Common Stock on the date of grant. All options granted under this plan vest upon issuance.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the aggregate compensation paid by the Company with respect to the three fiscal years ended September 30, 2002 to the Company's Chief Executive Officer.

                                                            Number of Shares of
                                                                Common Stock
     Name and                                                    Underlying
Principal Position       Fiscal Year    Salary     Bonus      Options Granted
-------------------------------------------------------------------------------

Jerry L. Malis,             2002       $199,000   $25,000             --
   Chief Exec. Officer      2001        199,000         0         50,000
   and President            2000        199,000         0             --

         Aggregate Fiscal Year End Option Values. The following table sets forth the value on September 30, 2002 of unexercised options for the Chief Executive Officer.

                      Number of Shares of Common Stock
                           Underlying Unexercised         Aggregate Value of Unexercised
Name                   Options at September 30, 2002      Options at September 30, 2002
----                  --------------------------------    ------------------------------

Jerry L. Malis (1)                 100,000                            $27,250

-------------
(1) On each of June 5, 2000 and October 24, 2002, options to purchase 50,000 shares of Common Stock, which were previously issued to Mr. Malis, expired in accordance with their terms unexercised. Mr. Malis' options consist of the following:
         - 50,000 shares granted on December 22, 1994 at $2.375 per share, expiring December 22, 2004, of which 50,000 shares are exercisable; and
         - 50,000 shares granted on December 12, 2000 at $1.125 per share expiring December 12, 2010, of which 50,000 shares are exercisable.

REPORT OF THE COMPENSATION COMMITTEE

         Objective of the Company's Compensation Program. The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company effectively and continuing its growth in the competitive marketplace for electrosurgical equipment. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives.

         Like many other public companies, the Company will use a three-pronged approach to its compensation for its executives for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company will maintain an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its 2001 Stock Plan as a long-term incentive for the executive officers as well as for many other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

         Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which is currently composed of the Company's three non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times.

         Factors Considered in Setting Compensation of the Chief Executive Officer and President. Mr. Malis has served as President and Chief Executive Officer of the Company since 1989. The Compensation Committee considers the Company's financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Malis' overall compensation package. In making its determination, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term.

         Compensation Decisions for Chief Executive Officer. Each year the Compensation Committee reviews the performance of the Company's Chief Executive Officer. The Committee concluded that Mr. Malis achieved significant success in meeting several key strategic goals and was instrumental to the financial performance of the Company in fiscal 2002. In particular, the Committee noted Mr. Malis' contributions to the Company's profit growth, improved return on sales, strengthening of the Company's management team, entering into a development agreement with Stryker Corporation, and consolidating the operations of the Company and its wholly-owned subsidiary Diversified Electronics Company, Inc. Accordingly, the Committee awarded Mr. Malis a bonus of $25,000, for fiscal 2002. In addition, the Compensation Committee increased Mr. Malis' annual salary by $20,000 to $220,000 effective on October 1, 2002.

                                       Submitted by the Compensation Committee
                                       For fiscal 2002

                                       Bruce A. Murray, Chairman
                                       Robert H. Dick
                                       Louis Uchitel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee also reviews and makes recommendations to the Board of Directors regarding the compensation of senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Murray, Dick and Uchitel, neither of who is an officer of the Company.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditor's independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held seven meetings during fiscal 2002.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

                                       Submitted by the Audit Committee
                                       For fiscal 2002

                                       Louis Uchitel, Chairman
                                       Robert H. Dick
                                       Bruce A. Murray

INDEPENDENT AUDITORS

         The accounting firm of Samuel Klein and Company has served as the Company's independent auditors since 1992. A representative of Samuel Klein and Company is not expected to be present at the Annual Meeting. The Audit Committee has not had the opportunity to consider the selection of the Company's independent auditors for the year ended September 30, 2003.

         Audit Fees. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Samuel Klein and Company for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements totaled $83,525.

         Financial Information System Design and Implementation Fees. Samuel Klein and Company did not bill the Company for any professional services rendered to the Company during fiscal 2002 in connection with the design and implementation of financial information systems, the operation of information systems or the management of local area networks.

         All Other Fees. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Samuel Klein and Company to the Company not covered in either of the preceding two paragraphs totaled $5,000, which were primarily for tax consulting services.

         The Audit Committee has considered whether the provision of services by Samuel Klein and Company is compatible with maintaining Samuel Klein and Company's independence.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table sets forth as of January 15, 2003 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each of the named Executive Officers and Directors; and (ii) persons or entities believed by the Company to be the beneficial owners of more than 5% of the Company's Common Stock based on certain filings made under
Section 13 of the Exchange Act. All such information provided by the stockholders who are not Executive Officers or Directors listed reflects their beneficial ownership as of the dates specified in the footnotes to the table.

                                         Amount of
 Name and Address of                     Beneficial          Percentage
Beneficial Owners (1)                    Ownership              Owned
---------------------                    ----------          ----------
Jerry L. Malis (2)(3)                    1,232,276              15.2%
Dr. Leonard I. Malis (2)(6)                961,242              12.0%
Russell U. Schenkman (8)                   651,375               8.1%
Louis Uchitel (2)(7)                       235,000               2.9%
Bruce A. Murray (2)(4)                      36,000                  *
Robert H. Dick (2)(5)                       34,000                  *
     All officers and directors
     as a group (5 persons)              2,498,518              30.4%
--------------------
* less than 1%


(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) The mailing address of Messrs. Malis, Murray, Dick, Uchitel and Dr. Malis, directors of the Company, is 136 Green Tree Road, P.O. Box 1179, Oaks, Pennsylvania 19456-1179.
(3) Includes 100,000 shares issuable to Mr. Malis subject to options exercisable currently or within 60 days. Also includes 200,000 shares held in the Malis Family, L.P., a limited partnership in which Jerry L. Malis is the general partner and possesses voting and investment power.

(4) Represents 36,000 shares issuable to Mr. Murray subject to options exercisable currently or within 60 days.
(5) Represents 34,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days.
(6) Includes 400,000 shares held in the Leonard and Ruth Malis Family, L.P., a limited partnership in which Dr. Malis is a general partner and possesses voting and investment power.
(7) Includes 20,000 shares issuable to Mr. Uchitel subject to options exercisable currently or within 60 days.
(8) Russell U. Schenkman is the sole trustee of the Frances W. Gilloway Marital Trust and the Frances W. Gilloway Residue Trust (the "Trusts"), which are the record owners of 601,375 shares of the Common Stock and options to purchase 50,000 shares of Common Stock exercisable currently or within 60 days. The Trusts were created under the will of Thomas J. Gilloway to, among other things, own certain shares of the Common Stock beneficially owned by Mr. Gilloway. Mr. Schenkman in his capacity as trustee of the Trusts possesses sole voting and investment power with respect to the shares and therefore is deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 651,375 shares owned of record by the Trusts. Mr. Schenkman disclaims beneficial ownership of all shares owned of record by the Trusts. The address of Mr. Schenkman is 13 Roszel Road, Princeton, New Jersey 08540. Based on information set forth in a Schedule 13G filed under the Exchange Act on January 16, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since the late 1960's, Dr. Leonard I. Malis, one of the Company's directors, on an individual basis, has been a party to royalty arrangements with Codman & Shurtleff, Inc., the Company's principal customer. Dr. Malis has developed and in the future may develop passive hand instruments for Codman & Shurtleff, Inc. with no pecuniary benefits to the Company.

         The Company has entered into a five year lease commencing on July 1, 2000 for approximately 4,200 square feet of office and warehouse space at a base monthly rent of $4,716 with GMM Associates, a Pennsylvania general partnership. Two of the partners of GMM Associates are Jerry L. Malis and Leonard I. Malis, principal shareholders as well as directors. The related expense for this lease for the year ended September 30, 2002 was $57,740. The Company believes the rental payments reflect fair rental value for the space.

         For the year ended September 30, 2002, the Company paid legal fees and costs in the amount of $85,994 to a law firm in which a son-in-law of Jerry L. Malis is a partner.

         During fiscal years 2000, 2001 and 2002, the Company retained R. H. Dick & Company, Inc., an investment banking and business consulting company, owned by Robert H. Dick, one of the Company's directors, to perform investment banking and business consulting services. For the years ended September 30, 2002, 2001 and 2000, the Company incurred consulting expenses from these services in an amount totaling $10,000, $5,000 and $5,594, respectively.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended September 30, 2002, each director, executive officer and 10% stockholder of the Company's securities made timely filings of all reports required by Section 16 of the Exchange Act.

STOCKHOLDER PROPOSALS - 2004 ANNUAL MEETING

         For a proposal of a stockholder to be included in the Company's proxy statement for the Company's 2004 Annual Meeting of Stockholders, it must be received at the principal executive offices of the Company on or before October 23, 2003. Such proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

         In addition, the Company's By-laws provide that any stockholder wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive offices not less than 120 calendar days prior to the anniversary date of the date the Company's proxy statement was released to stockholder in connection with the previous year's annual meeting. Any such proposal should be mailed to: Valley Forge Scientific Corp., P.O. Box 1179, Oaks, Pennsylvania 79456-1179, Attention: Secretary of the Corporation.

SOLICITATION OF PROXIES

         The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The Company will pay the expense of solicitation of proxies for the meeting. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or regular employees of the Company.

FORM 10-K ANNUAL REPORT

         A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission, is available to stockholders. A stockholder may obtain a copy of the Form 10-K without charge and a copy of any exhibit thereto upon payment of a reasonable charge limited to the Company's costs of providing such exhibits by writing to Investor Relations, Valley Forge Scientific Corp., P.O. Box 1179, 136 Green Tree Road, Oaks, Pennsylvania 19456.

                                       By Order of the Board of Directors,


                                       /s/ BONNIE RITCHIE
                                       -----------------------------------------
January 31, 2003                       BONNIE RITCHIE,
                                       Secretary

                          VALLEY FORGE SCIENTIFIC CORP.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS.
                          TO BE HELD ON MARCH 12, 2003

         The undersigned stockholder of Valley Forge Scientific Corp. (the "Company") hereby appoints Jerry L. Malis, or his true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on Wednesday, March 12, 2003, at 10:30 a.m., local time, and at any adjournment thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the meeting (receipt of which is hereby acknowledged):

(1)  ELECTION OF DIRECTORS
                                                Nominees:  [ ] Jerry L. Malis
[  ]     VOTE FOR ALL NOMINEES                             [ ] Leonard I. Malis
                                                           [ ] Bruce A. Murray
[  ]     WITHOLD AUTHORITY FOR ALL NOMINEES                [ ] Robert H. Dick
                                                           [ ] Louis Uchitel
[  ]     FOR ALL EXCEPT (see instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominees(s), mark "FOR ALL EXCEPT" and fill in the circle next to such nominee you wish to withhold, as shown here. [X]




To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


            (Continued, and to be signed and dated, on reverse side)

                           (Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

(2) In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1.


                                       _____________________________


                                       _____________________________
                                       Signature of Stockholder(s)


                                       Dated:___________________, 2003


Note: This proxy must be signed exactly as the name appears herein. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.